UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                January 20, 2016

Commission File Number of issuing entity: 333-208503-1

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or

organization)

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices)

Commission File Number of depositor: 333-208503

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or

organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last

report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or

organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, DE 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2016, the documents listed below under “Item 9.01(d). Exhibits” were entered into by the parties identified under that Item and became effective for the purpose of, among other things: (i) amending the documents to add provisions to address eligibility requirements for Registration Statement Form SF-3 and otherwise comply with the Securities Exchange Commission’s revised Regulation AB, (ii) documenting the conveyance of the transferor interest in the Chase Issuance Trust and tranches of retained subordinated notes from Chase Bank USA, National Association to Chase Card Funding LLC, a newly-formed special purpose entity that is a wholly-owned subsidiary of Chase Bank USA, National Association, and the assumption of Chase Card Funding LLC of the roles of transferor and depositor with respect to the Chase Issuance Trust and (iii) consolidating certain previous amendments and correcting or clarifying inconsistencies or errors.

Section 9 – Financial Statements and Exhibits

Item 9.01(d) Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

Exhibit Number	Description

3.2	— Second Amended and Restated Limited Liability Company Agreement of Chase Card Funding LLC by Chase Bank USA, National Association, as sole member

4.1	— Fourth Amended and Restated Indenture, between Chase Issuance Trust, as issuing entity and Wells Fargo Bank, National Association, as indenture trustee

4.2	— Third Amended and Restated Asset Pool One Supplement, between Chase Issuance Trust, as issuing entity and Wells Fargo Bank, National Association, as indenture trustee and collateral agent

4.3	— Second Amended and Restated CHASEseries Indenture Supplement, between Chase Issuance Trust, as issuing entity and Wells Fargo Bank, National Association, as indenture trustee and collateral agent

4.4	— Receivables Purchase Agreement, between Chase Bank USA, National Association and Chase Card Funding, LLC

4.5

— Fourth Amended and Restated Transfer and Servicing Agreement, among Chase Bank USA, National Association, as servicer and administrator, Chase Card Funding LLC, as transferor, Chase Issuance Trust, as issuing entity and Wells Fargo Bank, National Association, as indenture trustee and collateral agent

4.6	— Fourth Amended and Restated Trust Agreement of Chase Issuance Trust, between Chase Card Funding LLC, as beneficiary and transferor and Wilmington Trust Company, as owner trustee

4.12	— Assignment and Assumption Agreement, between Chase Bank USA, National Association and Chase Card Funding, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC as Depositor of the Chase Issuance Trust

By:	/s/ Brent Barton
Name: Brent Barton
Title: Chief Executive Officer

Date: January 21, 2016